THE ADVISORS' INNER CIRCLE FUND III (THE "TRUST")

                      NOMURA HIGH YIELD FUND (THE "FUND")

                         SUPPLEMENT DATED MAY 26, 2017
                          TO THE FUND'S PROSPECTUS AND
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"),
                          EACH DATED JANUARY 28, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees of the Trust approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and American Century Investment Trust ("American Century"), a Massachusetts business trust, whereby the Fund would be reorganized into a newly-organized series of American Century, the High Income Fund (the "Acquiring Fund"). The Acquiring Fund and the Fund are expected to have substantially the same investment objective, policies, strategies, restrictions and risks. After the reorganization, American Century Investment Management, Inc. will serve as investment adviser to the Acquiring Fund and Nomura Corporate Research and Asset Management Inc., the investment sub-adviser of the Fund, will serve as investment sub-adviser to the Acquiring Fund. As a result, it is expected that the Acquiring Fund will have the same portfolio management team as the Fund. Nomura Asset Management U.S.A. Inc. ("NAM U.S.A."), the Fund's investment adviser, will not serve as an investment adviser or sub-adviser to the Acquiring Fund.

The Y Class shares of the Acquiring Fund that Fund shareholders will receive will have a unified management fee of 0.575% of the Acquiring Fund's average daily net assets. The Acquiring Fund's unified management fee is a single, all-inclusive fee paid for providing all services for the management and operation of the Acquiring Fund, exclusive of certain excluded expenses. This 0.575% unified management fee is the same as the net total annual operating expenses that Class I shareholders of the Fund currently pay after giving effect to the contractual expense limitation between NAM U.S.A. and the Trust, on behalf of the Fund, exclusive of certain excluded expenses. The reorganization is intended to be tax-free, meaning that the Fund's shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on July 17, 2017 will receive a proxy statement/prospectus that contains important information about the reorganization and the Acquiring Fund in which they would own shares upon closing of the reorganization, including information about investment strategies and risks, expenses and fees, including the Acquiring Fund's unified management fee. Prior to the reorganization, Fund shareholders may continue to purchase and redeem their shares subject to the limitations described in the Prospectus. If shareholders approve the reorganization and other closing conditions are met, the reorganization is anticipated to close on or around October 2, 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the reorganization. The proxy statement/prospectus will be available for free on the SEC's website (www.sec.gov).


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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